                                                             EXHIBIT (h)(32)(c)

                             AMENDMENT NUMBER 4 TO
                 AMENDED AND RESTATED PARTICIPATION AGREEMENT
                    AMONG VAN KAMPEN LIFE INVESTMENT TRUST,
                            VAN KAMPEN FUNDS INC.,
                         VAN KAMPEN ASSET MANAGEMENT,
                THE UNITED STATES LIFE INSURANCE COMPANY IN THE
                             CITY OF NEW YORK, AND
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION

   THIS AMENDMENT NUMBER 4 ("Amendment No. 4"), made and entered into as of the 2nd day of January, 2007 to the Amended and Restated Participation Agreement dated March 3, 1999, by and among THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), AMERICAN GENERAL EQUITY SERVICES CORPORATION ("AGESC"), VAN KAMPEN LIFE INVESTMENT TRUST (hereinafter the "Fund"), a Delaware business trust, VAN KAMPEN FUNDS INC. (hereinafter the "Underwriter"), a Delaware corporation, and VAN KAMPEN ASSET MANAGEMENT (hereinafter the "Adviser"), a Delaware corporation.

   WHEREAS, each of the parties hereto desires to amend and restate Schedule One to the Agreement; and

   WHEREAS, each of the parties hereto desires to amend and restate Schedule Two to the Agreement.

   NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

    1. Schedule One is hereby amended and restated, and replaced in its entirety by Schedule One attached hereto.

    2. Schedule Two is hereby amended and restated, and replaced in its entirety by Schedule Two attached hereto.

    3. All capitalized terms used in this Amendment No. 4 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 4, no other modifications or changes are made to the Agreement.

    4. This Amendment No. 4 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

   IN WITNESS WHEREOF, the parties hereto execute this Amendment No. 4 as of the date first written above.

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
on behalf of itself and each of its Accounts named in Schedule One to the Agreement, as amended from time to time


By:     ___________________________________________

Name:   ___________________________________________

Title:  ___________________________________________

        ___________________________________________

Attest: ___________________________________________

Name:   ___________________________________________

Title:  ___________________________________________

(Corporate Seal)

AMERICAN GENERAL EQUITY SERVICES CORPORATION

By:     ___________________________________________

Name:   ___________________________________________

Title:  ___________________________________________

        ___________________________________________

Attest: ___________________________________________

Name:   ___________________________________________

Title:  ___________________________________________

(Corporate Seal)

VAN KAMPEN LIFE INVESTMENT TRUST

By:    __________________________

Name:  __________________________

Title: __________________________

VAN KAMPEN FUNDS INC.

By:    __________________________

Name:  __________________________

Title: __________________________

VAN KAMPEN ASSET MANAGEMENT

By:    __________________________

Name:  __________________________

Title: __________________________

                                 SCHEDULE ONE

Investment Company Name:            Fund Name(s):
------------------------            -------------------------------------------
Van Kampen Life Investment Trust    Comstock Portfolio - Class I Shares
                                    Enterprise Portfolio - Class I Shares
                                    Government Portfolio - Class I Shares
                                    Growth and Income Portfolio - Class I
                                    Money Market Portfolio - Class I Shares
                                    Strategic Growth Portfolio - Class I Shares

                                 SCHEDULE TWO

                        SEPARATE ACCOUNTS AND CONTRACTS

 Name of Separate Account and           Form Numbers and Names of Contracts
 Date Established by board of Directors Funded by Separate Account
 -------------------------------------- -------------------------------------
 The United States Life Insurance       Contract Form No.:
 Company in the City of New York        98033N and 98034N
 Separate Account USL VA-R              Name of Contract:
 Established: August 8, 1997            Generations VA

                                        Contract Form No.:
                                        03017N
                                        Name of Contract:
                                        Platinum Investor Immediate VA

 The United States Life Insurance       Contract Form No.:
 Company in the City of New York        97600N
 Separate Account USL VL-R              Name of Contract:
 Established: August 8, 1997            Platinum Investor VUL

                                        Contract Form No.:
                                        99206N
                                        Name of Contract:
                                        Platinum Investor Survivor VUL

                                        Contract Form No.:
                                        02600N
                                        Name of Contract:
                                        Platinum Investor PLUS VUL

                                        Contract Form No.:
                                        01206N
                                        Name of Contract:
                                        Platinum Investor Survivor II VUL
                                        (Effective July 1, 2004)

                                        Contract Form No.:
                                        05604N and 05604NU
                                        Name of Contract:
                                        Platinum Investor VIP VUL
                                        (Effective January 2, 2007)